EXHIBIT 10.9
                            PLACEMENT AGENT AGREEMENT


                                November 23, 2005

Sanders Morris Harris Inc.
320 Park Avenue, 17th Floor
New York, NY 10022

Gentlepersons:

1. INTRODUCTORY. Sanders Morris Harris Inc., a Texas corporation, proposes to act on a best efforts basis as the exclusive placement agent for the Century Pacific Financial Corporation, a Delaware corporation ("Century") and Versatile Entertainment Inc., a California limited liability company ("Versatile"), and Bella Rose, LLC, a California limited liability company ("Bella" and together with Versatile, the "Company"), in a private placement of Series A Convertible Preferred Stock (the "Preferred Stock") of Century and certain selling stockholders of the Company (the "Offering"). Prior to the closing of the Offering, all of the owners of the Versatile and Bella Rose will exchange 100% of their respective ownership interests for shares of Preferred Stock. Century will sell a number of shares of Preferred Stock convertible into approximately
6.25 million shares of Century's common stock (the "Common Stock") after giving effect to a reverse stock split of 9.25 shares of Common Stock to 1 share of Common Stock (the "Reverse Split"). The Company will sell its shares (the "Shares") of Preferred Stock at a purchase price of $13.5135 per share (the "Offering Price"), which represents a price of $1.25 per share, on as-converted to Common Stock basis and after giving effect to the Reverse Split. Century, Bella, all of the members of Bella, Versatile and all of the stockholders of Versatile have entered into an Exchange Agreement, dated as of October 28, 2005 (the "Exchange Agreement"), pursuant to which Century will acquire all of the outstanding membership interests (the "Interests") of Bella from its members and all of the outstanding shares of capital stock of Versatile (the "Versatile Shares") from its stockholders in exchange for shares of Preferred Stock as set forth in the Exchange Agreement. The exchange of Interests and Versatile Shares for the Preferred Stock contemplated in the Merger Agreement and the other transactions contemplated thereunder are referred to as the "Transaction" or the "Transactions."

         Following the consummation of the Transactions and prior to the closing of the Offering, Century shall assume all of the Company's rights and obligations under this Agreement and all references to the Company shall thereafter be deemed to be references to Century; provided, that prior to Century's approval and assumption of this Agreement, references to the Company shall only be deemed to include, together, Versatile and Bella. In addition, upon consummation of the Transactions, Century will prepare an information statement pursuant to Rule 14(c) promulgated under Section 14A of the Exchange Act (together with any amendments or supplements thereto, the "Information Statement") in connection with the approval and adoption of the Stockholder Matters (as set forth in the Exchange Agreement.


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2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         (a) Each of Bella and Versatile jointly and severally represents and warrants to, and covenants with, you as follows:

                  (i) AUTHORITY. As of the Closing (as defined in Section 4(d) below), all action required to be taken by each Company necessary for the authorization of this Agreement, the Subscription Agreements between the Company and the purchasers of the Preferred Stock in the form attached as EXHIBIT A hereto (the "Subscription Agreements"), the Registration Rights Agreement in the form attached as EXHIBIT B hereto (the "Registration Rights Agreement" and together with the Subscription Agreements, the "Related Agreements") and the performance of all obligations of the Company hereunder will have been taken; and this Agreement and the Related Agreements shall be in full force and effect.

                  (ii) AUTHORITY OF EXCHANGE TRANSACTION. As of the Closing, all action required to be taken by each Company necessary for the authorization of the Exchange Agreement (collectively with each of the ancillary agreements related thereto, collectively the "Transaction Documents") and the performance of all obligations of the Company hereunder will have been taken.

                  (iii) ORGANIZATION OF BELLA. Bella is a limited liability company duly formed or organized, validly existing and in good standing under the laws of the State of California and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Bella to be conducted. To its knowledge, Bella is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders ("Approvals") necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as hereinafter defined) on Bella. Bella is not in violation of any of the provisions of Bella's articles of organization or operating agreement ("Bella's Charter Documents"). For purposes of this Agreement, the term "Material Adverse Effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenues, financial condition or results of operations of such entity or its subsidiaries, if any, taken as a whole (it being understood that neither of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (a) changes attributable to the public announcement or pendency of the Transactions, (b) changes in general national or regional economic conditions, (c) changes affecting the industry generally in which the Company operates, or (d) any SEC rulemaking requiring enhanced disclosure of reverse merger transactions with a public shell.


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                  (iv)     ORGANIZATION OF VERSATILE. Versatile is a corporation
duly formed or organized, validly existing and in good standing under the laws of the State of California and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Versatile to be conducted. To its knowledge, Versatile is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Versatile. Versatile is not in violation of any of the provisions of Versatile's Articles of Incorporation or bylaws ("Versatile's Charter Documents").

                  (v) QUALIFICATION. Each Company is duly qualified or licensed to do business as a foreign company and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on either Company.

                  (vi) CORPORATE RECORDS. The minute books or the equivalent of each Company to the extent of their existence contain true and accurate records of meetings and true, complete and accurate records of consents in lieu of meetings of its managers, managing members, directors (and any committees thereof), similar governing bodies, members and stockholders ("Corporate Records"), since the time of each Company's organization.

                  (vii) SUBSIDIARIES. Neither Bella nor Versatile has any subsidiaries.

                  (viii)   CAPITALIZATION.

                           a.       At the close of business on the business day
prior to the date hereof, Schedule 2(a)(viii) hereto contains all of the outstanding Interests of Bella. All Interests on Schedule 2(a)(viii) have been validly issued, fully paid and are nonassessable. Except as set forth in
Schedule 2(a)(viii), there are no outstanding securities, convertible securities, options, warrants or derivative securities of Bella, and there are no agreements or commitments obligating Bella to issue or grant any of the foregoing, including any pre-emptive or similar rights. All outstanding Interests, options, warrants and other securities of Bella have been issued in compliance with (i) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (ii) all requirements set forth in any applicable contracts. Except as described in Schedule 2(a)(viii) hereto, there are no commitments or agreements of any character to which Bella is bound obligating Bella to accelerate the vesting of any options or warrants as a result of the Transactions.

                           b.       The  authorized  capital  stock of Versatile
consists of 100 shares of common stock, no par value ("Versatile Common Stock"). At the close of business on the business day prior to the date hereof, (i) 90 shares of Versatile Common Stock were issued and outstanding, all of which are validly issued, fully paid and


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nonassessable,  (ii) no shares of  Versatile  Common  Stock  were  reserved  for issuance upon the exercise of outstanding options to purchase Versatile Common Stock granted to employees of Versatile or other persons, (iii) no shares of Versatile Common Stock were reserved for issuance upon the exercise of outstanding warrants to purchase Versatile Common Stock, and (iv) no shares of Versatile Common Stock were reserved for issuance upon the conversion of outstanding convertible securities of Versatile. Except as set forth in Schedule
2(a)(viii),  there  are  no  outstanding  securities,   convertible  securities,
options, warrants or derivative securities of Versatile, and there are no agreements or commitments obligating Versatile to issue or grant any of the
foregoing,   including  any  pre-emptive  or  similar  rights.  All  outstanding
Versatile Shares, options, warrants and other securities of Versatile have been issued in compliance with (i) all applicable securities laws and (in all
material  respects)  other  applicable  laws  and  regulations,   and  (ii)  all
requirements set forth in any applicable contracts.

                           c.       Except as set forth in  Schedule  2(a)(viii)
hereto, there are no equity securities, partnership interests or similar ownership interests of any class of any equity security of either Versatile or Bella, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Schedule 2(a)(viii) hereof, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which either Versatile or Bella is a party or by which it is bound obligating either Company to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any interests, shares of capital stock, partnership interests or similar ownership interests of either Company or obligating either Company to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.

                           d.       Except  as   contemplated  by  the  Exchange
Agreement and this Agreement and except as set forth in Schedule 2(a)(viii) hereto, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which either Company is a party or by which either Company is bound with respect to any interests, equity securities, partnership interests or similar ownership interests of any class of either Company, and there are no agreements to which either Company is a party, or which either Company has knowledge of, which conflict with this Agreement or the transactions contemplated herein or otherwise prohibit the consummation of the transactions contemplated hereunder.

                  (ix) AUTHORITY RELATIVE TO THIS AGREEMENT. Each Company has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, to consummate the transactions contemplated hereby (including the Transactions). The execution and delivery of this Agreement and the consummation by each Company of the transactions contemplated hereby (including the Transactions) have been duly and validly authorized by all necessary action on the part of each Company (including the approval by its managers, managing members, members, directors and stockholders), and no other proceedings on the part of Company aren


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necessary  to  authorize  this  Agreement  or  to  consummate  the  transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Versatile and Bella and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of each Company, enforceable against each Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, by general principles of equity and public policy and except as enforceability of the indemnity and contribution provisions contained in Section 7 hereof may be limited by applicable law or principles of public policy.

                  (x)      NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

                           a.       The execution and delivery of this Agreement
by each Company does not, and the performance of this Agreement by each Company shall not, (i) conflict with or violate either Company's Charter Documents, (ii) to its knowledge, conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair either Company's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of either Company pursuant to, any Material Contracts (as defined in Section 2(a)(xxiv)), except, with respect to clauses (ii) or
(iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on either Company. For purposes of this Agreement, the term "LEGAL Requirements" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (as defined in paragraph b. below).

                           b.       The execution and delivery of this Agreement
by each Company does not, and the performance of each Company's obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a "Governmental Entity"), except (i) for applicable requirements, if any, of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities laws ("Blue Sky Laws"), and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which each Company is qualified to do business, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on either Company or, after the Closing, Century, or prevent consummation of the Transactions or otherwise prevent the parties hereto from performing their obligations under this Agreement.


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                  (xi)     COMPLIANCE.  To the knowledge of each Company, it has
complied with and is not in violation of any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on either Company. To each Company's knowledge, the businesses and activities of each Company have not been and are not being conducted in violation of any Legal Requirements. Neither Company is in default or violation of any term, condition or provision of any applicable Charter Documents or Contracts. Except as set forth on Schedule 2(xi), to each Company's knowledge, no written notice of non-compliance with any Legal Requirements relating or with respect to the business of each Company has been received by each such Company (and each Company has no knowledge of any material such notice delivered to any other person). To each Company's knowledge, it is not in violation of any material term of any contract or covenant relating to employment, patents, proprietary information disclosure, non-competition or non-solicitation.

                  (xii)    FINANCIAL STATEMENTS.

                           a.       The   audited   financial    statements   of
Versatile to be provided to you prior to the Closing will be a complete copy of the audited financial statements (including, in each case, any related notes thereto) of Versatile for the fiscal years ended December 31, 2004 and 2003, which statements will be prepared in accordance with generally accepted accounting principles of the United States ("U.S. GAAP") applied on a consistent basis throughout the period involved (except as may be indicated in the notes thereto), will be audited in accordance with the auditing standards of the Public Company Accounting Oversight Board ("PCAOB") by an independent accountant registered with PCAOB, and such statements will fairly present in all material respects the financial position of Versatile at the dates thereof and the results of its operations and cash flows for the periods indicated, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           b.       The  unaudited  financial  statements  to be
provided by Versatile and Bella to you prior to the Closing will be a complete copy of the unaudited financial statements (including, in each case, any related notes thereto) of Versatile and Bella for the three-month and nine-month periods ended September 30, 2005 and 2004, which statements will be prepared in accordance with U.S. GAAP applied on a consistent basis throughout the period involved (except as may be indicated in the notes thereto), will be reviewed by an independent accountant registered with PCAOB, and such statements will fairly present in all material respects the financial position of each at the dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements will be subject to normal adjustments which are not expected to have a Material Adverse Effect on the Company. Notwithstanding the foregoing, Bella's financial statements shall be for the period from inception (May 13, 2005) through September 30, 2005. The audited financial statements described in Section 2(a)(xii)a and the unaudited financial statements described in this


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Section  2(a)(xii)b  are  collectively  referred  to herein  as the  "U.S.  GAAP
Financial Statements."

                           c.       To each  Company's  knowledge,  the books of
account and other financial records of each Company have been maintained in accordance with good business practice.

                  (xiii)   NO  UNDISCLOSED  LIABILITIES.  Except as set forth in
Schedule 2(a)(xiii) hereto, neither Company has any liabilities individually in excess of $25,000 and in the aggregate in excess of $50,000 (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements prepared in accordance with U.S. GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of Company, except: (i) liabilities provided for in or otherwise disclosed in the balance sheets of each Company as of September 30, 2005 prepared in accordance with U.S. GAAP, and (ii) such liabilities arising in the ordinary course of each Company's business since September 30, 2005, none of which would have a Material Adverse Effect on the Company.

                  (xiv) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in Schedule 2(a)(xiv) hereto or in the interim balance sheets of each Company as of September 30, 2005 and except for the Transactions, since September 30, 2005, there has not been: (i) any Material Adverse Effect on either Company, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, securities or property) in respect of, either Company's equity or other securities, or any purchase, redemption or other acquisition by either Company of any of equity or other securities or any options, warrants, calls or rights to acquire any such equity or other securities, (iii) any split, combination or reclassification of either Company's capital, (iv) any granting by either Company of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by either Company of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by either Company of any increase in severance or termination pay or any entry by either Company into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving either Company of the nature contemplated hereby, (v) entry by either Company into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property (as defined in Section 2(a)(xxiii) hereof) other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by either Company with respect to any Governmental Entity, (vi) any material change by either Company in its accounting methods, principles or practices, (vii) any change in the auditors of either Company, (vii) any issuance of equity or other securities of either Company, or (viii) any revaluation by either Company of any of their respective assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or


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accounts  receivable  or any sale of assets of either  Company other than in the ordinary course of business.

                  (xv) LITIGATION. Except as disclosed in Schedule 2(a)(xv) hereto, there are no claims, suits, actions or proceedings pending, or to the knowledge of either Company threatened against them, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either individually or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on either Company or have a Material Adverse Effect on the ability of the parties hereto to consummate the Transactions.

                  (xvi)    EMPLOYEE  BENEFIT  PLANS.   Except  as  disclosed  in
Schedule 2(a)(xvi) hereto, neither Company has any written employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements covering any active or former employee, director or consultant of either Company, or any trade or business (whether or not incorporated) which is under common control with either Company (collectively, the "Plans").

                  (xvii) LABOR MATTERS. Except as disclosed in Schedule 2(a)(xvii) hereto, neither Company is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by either Company nor does either Company know of any activities or proceedings of any labor union to organize any such employees.

                  (xviii) RESTRICTIONS ON BUSINESS ACTIVITIES. Except as disclosed on Schedule 2(a)(xviii) hereto, to each Company's knowledge there is no agreement, commitment, judgment, injunction, order or decree binding upon either Company or to which either Company is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of either Company, any acquisition of property by either Company or the conduct of business by either Company as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have a Material Adverse Effect on either Company.

                  (xix)    TITLE TO PROPERTY.

                           a.       All  leases  of real  property  held by each
Company and all personal property and other property and assets of each Company (other than real property) owned, used or held for use in connection with the business of each Company (the "Personal Property") obligating each Company to make annual payments in excess of $15,000 are shown or reflected on the balance sheets of each Company prepared in accordance with U.S. GAAP or in Schedule 2(a)(xix). To each Company's knowledge, each Company owns and has good and marketable title to the Personal Property, and all such assets and properties are in each case held free and clear of all liens, except for Liens disclosed in the financial statements of each Company prepared in accordance with U.S. GAAP or in Schedule 2(a)(xix) hereto, none of which liens has or will have,


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individually or in the aggregate,  a Material Adverse Effect on such property or on the present or contemplated use of such property in the businesses of each Company.

                           b.       To  each  Company's  knowledge,  all  leases
pursuant to which each Company leases from others material real or personal property are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default of the Company or, to each Company's knowledge, any other party (or any event which with notice or lapse of time, or both, would constitute a material default), except where the lack of such validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect on each Company.

                  (xx)     TAXES.

                           a.       DEFINITION  OF TAXES.  For the  purposes  of
this Agreement, "Tax" or "Taxes" refers to any and all federal, state, local and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and any obligations under any agreements or arrangements with any other person with respect to any such amounts and including any liability of a predecessor entity for any such amounts.

                           b.       TAX RETURNS AND AUDITS.  Except as set forth
in Schedule 2(a)(xx) hereto, to each Company's knowledge: (i) Each Company has timely filed all federal, state, local and foreign returns, estimates, information statements and reports relating to Taxes ("Returns") required to be filed by each Company with any Tax authority prior to the date hereof, except such Returns which are not material to each Company. All such Returns are true, correct and complete in all material respects. Each Company has paid all Taxes shown to be due on such Returns; (ii) All Taxes that each Company is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable; (iii) No audit or other examination of any Return of either Company by any Tax authority is presently in progress, nor has either Company been notified of any request for such an audit or other examination; (iv) Neither Company has taken any action nor knows of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Transactions from qualifying as a tax-deferred exchange within the meaning of Section 351 of the Code.

                  (xxi)    ENVIRONMENTAL   MATTERS.   Except  as   disclosed  in
Schedule 2(a)(xxi) hereto and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, to each Company's knowledge: (i) each Company has complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by each Company (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by each Company were not contaminated with Hazardous Substances during the period of ownership or operation by each Company; (iv) neither Company is subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither Company has been associated with any release or threat of release of any Hazardous Substance; (vi) neither Company has received any notice, demand, letter, claim or request for information alleging that either Company may be in violation of or liable under any Environmental Law; and (vii) neither Company is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

                           a.       As  used  in  this   Agreement,   the   term
"Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or
(C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

                           b.       As  used  in  this   Agreement,   the   term
"Hazardous Substance" means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

                  (xxii) BROKERS; THIRD PARTY EXPENSES. Neither Company nor, to each Company's knowledge, any of its members or stockholders has incurred, nor will they incur, directly or indirectly, any liability for brokerage, finders' fees, agent's commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby except as set forth in this Agreement and the Related Agreements. Except as set forth in this Agreement and in the Related Agreements or as disclosed on Schedule 2(a)(xxii), no membership interests, ownership interests, equity securities, convertible securities, warrants, options, or other derivative securities of either Company or Century are payable to any third party by either Company or any of its members or stockholders as a result of the Transactions.

                  (xxiii) INTELLECTUAL PROPERTY. For the purposes of this Agreement, the following terms have the following definitions:

                           a.       "Intellectual  Property"  shall  mean any or
all of the following: (i) patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof ("Patents") worldwide; (ii) inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) registered copyrights and applications therefor, and all other rights corresponding thereto, worldwide; (iv) material domain names, uniform resource locators ("URLs") and other names and locators associated with the Internet ("Domain Names"); (v) registered industrial designs and applications therefor, worldwide; (vi) registered trade names, logos, trademarks and service marks, and any applications therefor (collectively, "Trademarks"), worldwide; (vii) all databases and data collections and all rights therein; and (viii) all moral and economic rights of authors and inventors, however denominated.

                           b.       "Company  Intellectual  Property" shall mean
any Intellectual Property that is owned by, or licensed to, either Company.

                           c.       "Company   Products"   means   all   current
versions of products of either Company.

                           d.       Except as disclosed on Schedule 2(a)(xxiii),
to each Company's knowledge, the Company Intellectual Property and Company Products are not subject to any material proceeding or outstanding decree, order, judgment, contract, license, agreement or stipulation restricting in any manner the use, transfer or licensing thereof by either Company, or which may affect the validity, use or enforceability of such Company Intellectual Property or Company Product, which in any such case could reasonably be expected to have a Material Adverse Effect on either Company.

                           e.       Except as disclosed on Schedule  2(a)(xxiii)
hereto, to each Company's knowledge, each Company either owns and has good and marketable title to each material item of Company Intellectual Property owned by it free and clear of any liens (excluding licenses and related restrictions granted in the ordinary course) or has one or more licenses sufficient for each Company's use of Company Intellectual Property; and each Company is the owner or licensee of all Trademarks used in connection with the operation or conduct of the business of each Company including the sale of any products by either Company.

                           f.       The   operation  of  the  business  of  each
Company as such business currently is conducted, including (i) the design, development, manufacture, distribution, reproduction, marketing or sale of the products of each Company (including Company Products) and (ii) each Company's use of any product, device or process, to each Company's knowledge and except as could not reasonably be expected to have a Material Adverse Effect, has not and does not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction.

                           g.       Except as set forth on Schedule  2(a)(xxiii)
hereto, Versatile owns all right, title and interest in and to the Trademark "People's Liberation" and "William Rast" in the jurisdictions set forth on
Schedule 2(a)(xxiii) hereto.

                  (xxiv)   AGREEMENTS, CONTRACTS AND COMMITMENTS.

                           a.       Schedule  2(a)(xxiv)  hereto  sets  forth  a
complete and accurate list of all Material Contracts (as hereinafter defined), specifying the parties thereto. For purposes of this Agreement, (i) the term "Contracts" shall mean all written contracts, agreements, leases, mortgages, indentures, notes, bonds, liens, licenses, arbitration awards, judgments, decrees, orders, documents, instruments, understandings and commitments to which either Company is a party or by or to which any of the properties or assets of either Company may be bound, subject or affected (including without limitation notes or other instruments payable by or to either Company), and (ii) the term "Material Contracts" shall mean (x) each Contract (I) providing for payments (present or future) to either Company in excess of $25,000 in the aggregate, or (II) under which or in respect of which either Company presently has any liability or obligation of any nature whatsoever (absolute, contingent or otherwise) in excess of $25,000, and (y) without limitation of subclause (x), each of the following Contracts: (1) any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money by or from either Company; (2) any guaranty, direct or indirect, by either Company or any officer, director or 5% or more stockholder ("Insider") of either Company of any obligation of either Company for borrowings, or otherwise, excluding endorsements made for collection in the ordinary course of business; (3) any Contract made other than in the ordinary course of business or (x) providing for the grant of any preferential rights to purchase or lease any asset of either Company or (y) providing for any right (exclusive or non-exclusive) to sell or distribute, or otherwise relating to the sale or distribution of, any product or service of either Company; (4) any obligation to register any shares of the capital stock or other securities of either Company with any Governmental Entity; (5) any obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or stock of other persons;
(6) any collective bargaining agreement with any labor union; (7) any lease or similar arrangement for the use by either Company of personal property; (8) any Contract granting or purporting to grant, or otherwise in any way relating to, any mineral rights or any other interest (including, without limitation, a leasehold interest) in real property; and (9) any Contract with either Company to which any Insider of either Company is a party.

                           b.       Each  Material  Contract was entered into at
arms' length and in the ordinary course, is in full force and effect and, to each Company's knowledge, is valid and binding upon and enforceable against each of the parties thereto.

                           c.       Except as set forth in Schedule  2(a)(xxiv),
neither Company nor, to each Company's knowledge, any other party thereto, is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Material Contract, which breach, individually or in the aggregate, could be reasonably likely to have a Material Adverse Effect on either Company, and no party to any Material Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on either Company. Each Material Contract to which either Company is a party or by which it is bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on either Company.

                  (xxv) INSURANCE. Schedule 2(a)(xxv) sets forth each Company's insurance policies covering the assets, business, equipment, properties, operations, employees, officers, directors, managers and managing members (collectively, the "Insurance Policies") of each Company which each Company reasonably believes are adequate in amount and scope for the business in which it is engaged.

                  (xxvi) GOVERNMENTAL ACTIONS/FILINGS. To the knowledge of each Company, each Company holds, and has made, all Governmental Actions/Filings reasonably necessary to the conduct by each Company of its business (as presently conducted), except with respect to any Governmental Actions/Filings the failure of which to hold or make would not reasonably be likely to have a Material Adverse Effect on either Company.

                           a.       For  purposes  of this  Agreement,  the term
"Governmental Action/Filing" shall mean any franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other governmental, administrative or judicial body, agency or authority.

                  (xxvii) MANAGEMENT. During the past five year period, to each Company's knowledge, no current or former manager, managing member, member, director, executive officer or stockholder of either Company has been the subject of: (a) a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for such person, or any partnership in which such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within two years before the time of such filing; (b) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence); (c) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities: (1) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (2) Engaging in any type of business practice; or (3) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws; (d) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity; (e) a finding by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission (the "Commission") to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or (f) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

                  (xxviii) REPRESENTATIONS AND WARRANTIES COMPLETE. All representations, warranties and other disclosures provided to you regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (xxix) The Escrow Agreement (the "Escrow Agreement") among the Company, you, Century and Sterling Bank (the "Escrow Agent") has been duly and validly executed and delivered by or on behalf of Versatile and constitutes a legal, valid, and binding obligation of Versatile enforceable in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights generally and (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  (xxx) Neither the Company nor any of its affiliates is or has been subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminarily, or permanently enjoining such person for failure to comply with Rule 503 under Regulation D.

                           (b)      The Company represents, warrants, and agrees
that upon the consummation of the Transactions, the following are true, correct and complete at and as of the date of Closing:

                                    (i)      All reports and statements required
to be filed by the Company with the Securities and Exchange Commission under the Exchange Act and the rules and regulations thereunder, due at or prior to the date of this Agreement have been made. Such filings, together with all documents incorporated by reference therein, are referred to as "Exchange Act Documents." Each Exchange Act Document, as amended, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document, as amended, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    (ii)     The audited  financial  statements,
together with the related notes of Century at September 30, 2004 and September 30, 2005, and for the years then ended, included in Century's Annual Report on Form 10-KSB for the year ended September 30, 2005, fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of Century at the respective dates therein specified and its results of operations and cash flows for the periods then ended. To the knowledge of the

Company, such statements and related notes have been prepared in accordance with U.S. GAAP applied on a consistent basis except as expressly noted therein (provided that the unaudited financial statements lack footnotes and other presentation items).

                                    (iii)    Except for the  Transactions and as
disclosed on SCHEDULE 2(b)(iii), subsequent to September 30, 2005, the Company has not incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business and except for liabilities or obligations reflected or reserved against on the Company's balance sheets dated September 30, 2005, and there has not been any material adverse change, or to the actual knowledge of the Company, any development involving a prospective material adverse change, in the condition (financial or otherwise), business, or results of operations of the Company or any change in the capital or material increase in the long-term debt of the Company, nor has the Company declared, paid, or made any dividend or distribution of any kind on its capital stock.

                                    (iv)     All action  required to be taken by
the Company necessary for the authorization of this Agreement and Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing, and as a condition to the due and proper authorization, issuance, sale, and delivery of the Shares to subscribers therefor in accordance with the terms of this Agreement has been, or prior to the Closing Date (as defined in Section 4(d) below), will have been taken and upon the payment of the consideration for the Shares specified herein, the Shares will be duly and validly issued, fully paid, and non-assessable with no personal liability attaching to the ownership thereof and free and clear of all liens imposed by or through the Company.

                                    (v)      The Company is a  corporation  duly
organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite right, power, and authority to own or lease its properties, to conduct its business as described in the Exchange Act Documents, and to execute, deliver, and perform this Agreement, the Subscription Agreements and the Registration Rights Agreement, to issue and sell the Shares and to carry out the provisions of this Agreement, and the Related Agreements and to carry on its business as presently conducted. The Company is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions in which its ownership or leasing of properties, or the conduct of its business requires or may require such qualification except where the failure to be so qualified would not have a material adverse effect on the Company. The Company has complied in all material respects with all material laws, rules, regulations, applicable to the Company's business, operations, properties, assets, products, and services, and the Company is in possession of and operating in compliance with all material permits, licenses, and other authorization, required to conduct its business as currently conducted.

                                    (vi)     The  authorized  capital  stock  of
Century consists of: (i) 150,000,000 shares of Common Stock, and (ii) 10,000,000 shares of preferred stock, of which [3,500,000] have been designated as Series A Convertible Preferred Stock. Following the closing of the Transactions, and immediately prior to the Closing, Century will have 13,775,021 shares of Common Stock issued and outstanding and approximately [2,460,106.34] shares of
Preferred  Stock  issued  and  outstanding.   Except  as  contemplated
by this Agreement, the Exchange Agreement, or as described in the Exchange Act Documents or on SCHEDULE 2(b)(vi), immediately prior to the Closing (a) there is no commitment by the Company to issue any shares of capital stock, subscriptions, warrants, options, convertible securities, or other similar rights to purchase or receive Company securities or to distribute to the holders of any of its equity securities any evidence of indebtedness, cash, or other assets, (b) the Company is under no obligation (contingent or otherwise) to purchase, redeem, or otherwise acquire any of its equity or debt securities or any interest therein, and (c) to the Company's knowledge there are no voting trusts or similar agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights, or proxies relating to any securities of the Company. Except for those persons issued securities pursuant to the Exchange Agreement or as set forth in the Exchange Act Documents or filings with the Commission made by third parties pursuant to
Schedule 13D or 13G or Form 3 or 4, and to the knowledge of the Company, no person holds of record or beneficially, 5% or more of the outstanding shares of the capital stock of the Company. All outstanding securities of the Company were issued in compliance with applicable Federal and state securities laws.

                                    (vii)    Except as disclosed in the Exchange
Act Documents or as described on SCHEDULE 2(b)(vii), there is no pending or, to the knowledge of the Company, threatened (a) action, suit, claim, proceeding, or investigation against the Company, at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign Governmental Body, (b) arbitration proceeding against the Company, (c) governmental inquiry against the Company, or (d) any action or suit by or on behalf of the Company pending or threatened against others.

                                    (viii)   The Company is not in  violation of
its certificate of incorporation or bylaws, or in default, or with the giving of notice or lapse of time or both, would be in default, in the performance of any material obligation, agreement, or condition contained in any lease, license, material contract, indenture, or loan agreement or in any bond, debenture, note, or any other evidence of indebtedness, except for such defaults as would not have a Material Adverse Effect on the Company. The execution, delivery, and performance of this Agreement, the Related Agreements, and the Escrow Agreement, the incurrence of the obligations herein, the issuance, sale, and delivery of the Shares, and the consummation of the transactions contemplated herein, have been duly authorized by all requisite corporate action on the part of the Company and (a) do not and will not conflict with the Company's certificate of incorporation or bylaws, (b) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property assets of the Company pursuant to, any material loan agreement, mortgage, deed of trust, indenture, or other instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof or to the extent that the same have been, or prior to the Closing Date will be, waived or cured, and as may be required by the NASD OTC Bulletin Board, which the Company undertakes to obtain as promptly as practicable, or (c) do not and will not result in the violation of any law, statute, order, rule, administrative regulation, or decree of any court, or governmental agency or body having jurisdiction over the Company or its properties. The Exchange Agreement is in full force and effect.

                                    (ix)     Except as disclosed in the Exchange
Act Documents or as described on SCHEDULE 2(b)(ix), and other than pursuant to the Exchange Agreement and the documents related thereto, there are no pre-emptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, shares of Common Stock pursuant to the Company's certificate of incorporation, bylaws, or any agreement or other instrument to which the Company is a party. Except as disclosed on SCHEDULE 2(b)(ix), the issuance of the Shares is not subject to any preemptive right of any stockholder of the Company or to any right of first refusal or other right in favor of any person.

                                    (x)      The   obligations  of  the  Company
under this Agreement has been duly and validly assumed by the Company and this Agreement constitutes a legal, valid, and binding obligation of the Company enforceable in accordance with its terms, except to the extent that its enforceability is limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and except as enforceability of the indemnity and contribution provisions contained in Section 7 hereof may be limited by applicable law or principles of public policy.

                                    (xi)     The Escrow  Agreement has been duly
and validly executed and delivered by or on behalf of Century and constitutes a legal, valid, and binding obligation of Century enforceable in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights generally and (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                                    (xii)    No        consent,        approval,
authorization, or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the NASD, the Securities Act, or the rules and regulations thereunder or state securities or Blue Sky laws.

                                    (xiii)   Except as would not have a Material
Adverse Effect on the Company, the Company has filed, or caused to be filed, on a timely basis, all tax returns (including payroll, unemployment, and other taxes related to its employees and independent contractors) required to be filed with any Governmental Body and has paid or caused to be paid all taxes, levies, assessments, tariffs, duties or other fees imposed, assessed, or collected by any Governmental Body that may have become due and payable pursuant to those tax returns or otherwise except taxes being disputed by the Company in good faith. Except as disclosed on Schedule 2(b)(xiii), no deficiency assessment with respect to or proposed adjustment of any of the Company's Federal, state, municipal, or local tax returns has occurred or is threatened. There has been no tax lien imposed by any Governmental Body outstanding against the Company's assets or properties, except the lien for current taxes not yet due. The charges, accruals, and reserves on the books of the Company with respect to taxes for all fiscal periods are adequate, in the opinion of the Company, and the Company does not know of any actual or proposed tax assessment for any fiscal period or of any basis therefor against which adequate reserves have not been set up. Except as disclosed on Schedule 2(b)(xiii), the Company has not been advised that any Federal income tax return of the Company has been, or will be, examined or audited by the Internal Revenue Service.

                                    (xiv)    The  Common  Stock  is   registered
pursuant to Section 12(g) of the Exchange Act and is listed for quotation with the symbol "CYPC.OB" on the NASD OTC Bulletin Board.

                                    (xv)     The Company has not during the past
twelve months offered or sold any security by or for the Company that is of the same or a similar class as the Shares, other than offers of securities made solely to accredited investors or otherwise under an employee benefit plan as defined in Rule 405 under the Securities Act, securities issued in connection with the Transactions or other acquisitions, or other securities that will not invalidate the exemption from registration relied on to offer and sell the Shares.

                                    (xvi)    Neither  the Company nor any of its
affiliates is or has been subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminarily, or permanently enjoining such person for failure to comply with Rule 503 under Regulation D.

                                    (xvii)   The   execution,    delivery,   and
performance by the Company of this Agreement and the Related Agreements, and the offer and sale of the Shares require no consent of, action by or in respect of, or filing with, any person or Governmental Body other than those consents that have been obtained and filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the applicable time period.

                                    (xviii)  All  disclosure   provided  to  you
regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the disclosures, representations and warranties made by each of the parities to the Merger Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                                    (xix)    Other   than   pursuant   to   this
Agreement, there are no brokers, representatives or other persons which have an interest in commissions or other compensation payable by the Company in connection with the transactions contemplated hereunder.

3. REPRESENTATIONS AND WARRANTIES OF SANDERS MORRIS HARRIS INC. You represent and warrant to, and agree with, the Company that:

         (a) You have been duly organized and are validly existing and in good standing as a corporation under the laws of the State of Texas with power and authority (corporate and other) to perform your obligations under this Agreement and the Escrow Agreement; you are a broker-dealer registered and in good standing under the Exchange Act and under the securities or Blue Sky laws of each state in which the Shares are being offered or sold by you, and you are a member in good standing of the NASD; you are in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates, and orders required for the performance of your duties under this Agreement and the Escrow Agreement, and your performance of your duties hereunder and thereunder will be in compliance with all applicable laws, including state securities and Blue Sky laws.

         (b) There are no legal or governmental proceedings pending to which you are a party or of which any of your properties is the subject or, to your knowledge, threatened, which, if determined adversely to you, would individually or in the aggregate materially and adversely affect your ability to perform your obligations under this Agreement or the Escrow Agreement.

         (c) No consent, approval, authorization or order of any court or governmental authority or agency is required for the performance by you of your obligations under this Agreement, except such as may be required by the NASD or under Regulation D or state securities or Blue Sky laws.

         (d) This Agreement has been duly and validly executed and delivered by or on behalf of you and constitutes a legal, valid, and binding obligation of you enforceable in accordance with its terms, except to the extent that its enforceability is limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and except as enforceability of the indemnity and contribution provisions contained in Section 7 hereof may be limited by applicable law or principles of public policy.

         (e) The Escrow Agreement among the Company, you, Century and the Escrow Agent has been duly and validly executed and delivered by or on behalf of you and constitutes a legal, valid, and binding obligation of you enforceable in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights generally and (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.       OFFERING AND SALE OF THE SHARES.

         (a) On the basis of the representations, warranties, and covenants herein contained, but subject to the terms and upon the conditions herein set forth, you are hereby appointed the placement agent of the Company on an exclusive basis during the term herein specified (the "Offering Period") for the purpose of finding subscribers for the Shares on a best-efforts basis for the account of the Company at the Offering Price through a private offering (the "Offering") to an unlimited number of "accredited investors" (as such term is defined in Rule 501 of Regulation D) ("Accredited Investors") pursuant to and in accordance with the Securities Act. Subject to the performance by the Company of all its obligations to be performed hereunder, and to the completeness and accuracy of all the representations and warranties contained herein, you hereby accept such agency and agree on the terms and conditions herein set forth to use your best efforts during the Offering Period to find subscribers for Shares at the Offering Price. Your agency hereunder, which is terminable as provided in
Section 11 hereof, shall terminate at 11:59 p.m., New York time, on November 21, 2005; provided that such termination date (the "Termination Date") may be extended by mutual written agreement of the parties until November 23, 2005.

         (b)      Each Investor desiring to purchase Shares will be required to:
(i) complete, execute, and deliver to you an executed copy of (a) a Subscription Agreement between the Investor and the Company, and (b) an Investor Questionnaire, in the form attached as EXHIBIT C hereto, and (ii) deliver to the escrow agent payment for such subscription in the form of a check payable to the order of "CENTURY PACIFIC FINANCIAL CORPORATION - ESCROW ACCOUNT" or a wire transfer of immediately available funds in the amount that the Investor desires to purchase as provided in the Escrow Agreement or as otherwise directed by you. Any payment you receive that does not conform to this requirement will be returned to an Investor by the end of the next business day following receipt. In the event funds are received by you, you shall hold all such Subscription Agreements and Investor Questionnaires for safekeeping and immediately forward all funds delivered to you to the Escrow Agent. The Escrow Agent, upon receipt of such funds, will hold the funds in an escrow account pursuant to the Escrow Agreement. You shall promptly forward each executed Subscription Agreement received to the Company for acceptance or rejection together with a schedule setting forth the name and address of each subscriber and the amount received from each subscriber. The Company shall notify you of such acceptance or rejection within 10 days of receipt of a Subscription Agreement.

         (c) In the event that acceptable subscriptions for $4,500,000 in Shares (the "Minimum Shares") shall not have been received and accepted by the Company by the Termination Date, all funds received from subscribers (if any) shall be returned in full, and your agency and this Agreement shall terminate without obligation on your part or on the part of the Company.

         (d) If, by the Termination Date or such earlier time as may be agreed upon by you and the Company, you have received subscriptions for the Minimum Shares and such subscriptions have been accepted by the Company (in its sole discretion) and the other conditions to Closing the Offering of Shares have been satisfied, you shall promptly notify the Company in writing of the aggregate amount of Shares for which you have received subscriptions (the "Notice Date"). Payment of the purchase price for the Shares for which you have found subscribers, and delivery, with respect to each subscriber for Shares, of a copy of a Subscription Agreement signed by such subscriber (the "Closing"), shall then be made at such place and time as shall be agreed upon between you and the Company, no later than the fifth full business day after the Notice Date (the "Closing Date").

         (e) As compensation for your services, a cash commission will be paid to you with respect to subscriptions received by you as to which the payments and deliveries provided for in this Section 4 are made at the Closing Date equal to 7.0% of the purchase price of each Share purchased at the Closing. Such commissions shall be paid to you on the Closing Date by bank wire transfer payable in immediately available funds. In addition, the Company agrees to reimburse you for your reasonable out-of-pocket expenses in accordance with
Section 6 hereof.

         (f) Neither you, the Company, nor any Additional Agent (as hereinafter defined) shall, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of the Shares; provided, however, that normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling the Shares shall not be prohibited hereby.

         (g) You will prepare and file such statements and reports as are or may be required to enable the Shares to be qualified for sale under the securities laws of such jurisdictions as you may designate.

         (h) As additional compensation, the Company will issue to you on the Closing Date a Common Stock purchase warrant (the "Agent's Warrant") in substantially the form attached hereto as EXHIBIT D granting you the right to purchase from the Company for a period commencing after the Closing Date and ending five years after the Closing Date, a number of shares of Common Stock equal to 10% of the number of common Shares sold in the Offering, at a per share purchase price equal to the Common Stock equivalent of the Offering Price.

         (i) In connection with the Offering you will, to the extent within your control, conduct the Offering in accordance with the applicable provisions of the Securities Act and Regulation D so as to preserve for the Company the exemption provided by Rule 506 of Regulation D. You agree not to offer or sell the Shares by means of (a) any means of general solicitation, including any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or
(b) any seminar or meeting, whose attendees have been invited by any general solicitation or general advertising. Prior to the sale of any of the Shares, you will have reasonable grounds to believe, and in fact believe, that each subscriber for Shares is an Accredited Investor. You agree not to disclose any material nonpublic information regarding the Company to any subscriber except as such disclosure may be permitted pursuant to Regulation FD and is agreed to in advance by the Company.

         (j) In connection with the performance of your obligations under this Agreement, SMH may engage, for the account of the Company, the services of one or more broker-dealers ("Additional Agents") who are members of NASD and who are acceptable to the Company, and, as compensation for their services, shall pay to such Additional Agents an amount to be negotiated between you and such Additional Agents. Such amount will be paid to the Additional Agents by you only out of the commissions received by you in respect of sales of Common Stock as described in paragraph (e) of this Section 4, and the Company shall have no obligation to any Additional Agents respecting any such payment. The arrangements, if any, between the Company, you, and any Additional Agent shall be set forth in an Additional Agent Agreement ("Additional Agent Agreement"), which shall provide, among other things, that such Additional Agent shall be deemed to have agreed to the matters set forth herein as if the Additional Agent were a signatory hereof. Nothing contained in this Agreement or in the Additional Agent Agreement shall be deemed to constitute the Additional Agents, if any, as your agents, and you shall not be liable to the Company in respect of the performance by the Additional Agents, if any, of any representations, warranties or covenants of such Additional Agents contained herein or in the Additional Agent Agreement.

5. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees with you that:

         (a) Except as contemplated or described in this Agreement, the Exchange Agreement or in a public disclosure made prior to the date hereof, it will not, prior to the Closing Date, incur any material liability or obligation, direct or contingent, or enter into any material transaction, in each case, other than in the ordinary course of business. It will not, prior to the Closing Date, declare or pay any dividend on the Common Stock or make any distribution on the Common Stock payable to stockholders of record on a date prior to the Closing Date.

         (b) It will cooperate with you to enable the Shares to be qualified for sale under the securities laws of such jurisdictions as you may designate, subject to approval by the Company, and at your request will make such applications and furnish such information as may be required of it for that purpose; provided, however, that you and the Company shall first determine whether an exemption from registration other than the Uniform Limited Offering Exemption (ULOE) or a similar exemption is available in each such jurisdiction and the Company shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdiction or to subject itself to taxation. It will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for the distribution of the Shares.

         (c) It will make available to you and each purchaser of Shares at a reasonable time prior to the Closing Date the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of any information in the Exchange Act Documents or otherwise furnished by the Company to you or any purchaser of Shares;

provided, however, that the Company shall not be required to disclose any material nonpublic information to any purchaser of Shares.

         (d) It will file all reports required by Regulation D with regard to sales of the Shares and use of the proceeds therefrom; provided that you provide all relevant information to the Company in writing as to purchasers of the Shares required for such filings.

         (e) It will not offer or sell any securities of the Company that are of the same or a similar class as the Shares for a period of six months after the Closing Date, other than those offers or sales of securities under an employee benefit plan as defined in Rule 405 under the Securities Act, in connection with options, warrants, or convertible securities outstanding as of the Closing Date, or in connection with an acquisition of assets or another business by the Company, if such offering will be integrated with the Offering of the Shares pursuant to this Agreement for purposes of the exemptions under Regulation D, so as to invalidate the exemption from registration relied on to offer and sell the Shares.

         (g) For a period of at least 18 months following the Closing Date, the Company will maintain the registration of its Common Stock under Section 12 of the Exchange Act so long as the Exchange Act requires it to be so registered, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act unless required to do so by the Exchange Act.

         (h) The Company shall prepare and file with the NASD OTC Bulletin Board an additional shares listing application covering the Shares and take all steps necessary to cause such shares to be approved for listing as soon as practicable thereafter.

         (i) For a period of at least 18 months following the Closing Date, the Company will use its commercially reasonable best efforts (i) to timely file all reports required to be filed by the Company after the date hereof under the Securities Act and the Exchange Act (including the reports pursuant to Section 13(a) or 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule
144) and the rules and regulations adopted by the Commission thereunder), (ii) if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the purchasers of Shares and make publicly available in accordance with Rule 144(c) such information as is required for the purchasers to sell the Shares under Rule 144, and (iii) to take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable the purchasers to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, including causing its attorneys to issue and deliver any appropriate legal opinion required to permit a purchaser to sell Shares under Rule 144 upon receipt of appropriate documentation relating to such sale.

         (j) The Company shall use commercially reasonable efforts to consummate the Transactions.

6. PAYMENT OF EXPENSES. If this Agreement becomes effective and the transactions contemplated by this Agreement are consummated, the Company shall pay (a) all reasonable expenses incident to the performance of the obligations of the Company under this Agreement, (b) all of your reasonable out-of-pocket expenses (including fees and disbursements of your counsel, travel, and related expenses incurred in connection with this Agreement and the Offering) incurred in connection with this Agreement, preparing to market, and marketing the Shares, (c) the reasonable legal fees and expenses incurred by counsel to subscribers for Shares in connection with the negotiation, execution, and delivery of subscription agreements and any related agreements, and (d) the fees and expenses of the Escrow Agent; provided that the aggregate expenses reimbursed pursuant to clauses (a) and (b) shall not to exceed $50,000 in the aggregate.

7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless you, each Additional Agent, and each person, if any, who controls you or such Additional Agent within the meaning of the Securities Act, against any losses, claims, damages, liabilities, or expenses (including, unless the Company elects to assume the defense as hereinafter provided, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of the Company's breach of a representation or warranty or covenant or agreement contained in this Agreement; provided that in no case is the Company to be liable with respect to any claims made against you, such Additional Agent, or any such controlling person unless you, such Additional Agent, or such controlling person shall have notified the Company in writing promptly after the summons or other first legal process giving information of the nature of the claim shall have been served upon you or such controlling person, but failure to notify the Company of any such claim shall not relieve it from any liability that it may have to you, such Additional Agent, or such controlling person otherwise than on account of the indemnity agreement contained in this paragraph. The Company will be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably acceptable to you. In the event the Company elects to assume the defense of any such suit and retain such counsel, you, such Additional Agent, or such controlling person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless
(i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include you, such Additional Agent, or such controlling person or persons, and the Company and you, such Additional Agent, or such controlling person or persons have been advised by counsel that one or more material legal defenses may be available to you, such Additional Agent, or them that may not be available to the Company in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the reasonable fees and expenses of such counsel. In no event shall the Company be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Company shall not be required to indemnify any person for any settlement of any such claim effected without the Company's consent, which shall not be unreasonably withheld. The Company shall not, without your consent, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. This indemnification obligation will be in addition to any primary liability that the Company might otherwise have. The foregoing obligation of indemnification of the Company shall be limited to the net proceeds of the Offering.

         (b) You and each Additional Agent agree to indemnify and hold harmless the Company, each of the Company's officers, directors, and each other person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities, or expenses (including, unless you or such Additional Agent elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which (i) arise of any untrue statement of a material fact with respect to the Company made by you or such Additional Agent to any purchaser of Shares not contained in an Exchange Act Document or other written material provided to you or such Additional Agent by the Company, (ii) arise out of any acts or omissions by you, any Additional Agent, or any purchaser of Shares that cause the offering to involve a public offering under the Securities Act or your failure to be properly licensed to sell the Shares or (iii) arise out of your breach of a representation or warranty or covenant or agreement contained in this Agreement; provided, however, that in no case are you or any Additional Agent to be liable with respect to any claims made against the Company or any such person against whom the action is brought unless the Company or such person shall have notified you or such Additional Agent in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company or such person, but failure to notify you or such Additional Agent of such claim shall not relieve you or such Additional Agent from any liability that you or such Additional Agent may have to the Company or such person otherwise than on account of the indemnity agreement contained in this paragraph. You or such Additional Agent shall be entitled to participate at your or its expense in the defense, or if you or such Additional Agent so elect, to assume the defense of any suit brought to enforce any such liability, but, if you or such Additional Agent elect to assume the defense, counsel chosen by you or such Additional Agent and reasonably acceptable to the Company shall conduct such defense. In the event that you or such Additional Agent elect to assume the defense of any such suit and retain such counsel, the Company, said officers and directors and any person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) you shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include you, such Additional Agent, or such controlling person or persons, and the Company and you, such Additional Agent, or such controlling person or persons have been advised by counsel that one or more material legal defenses may be available to the Company that may not be available to you or them in which case you shall not be entitled to assume the defense of such suit notwithstanding your obligation to bear the reasonable fees and expenses of such counsel. You or such Additional Agent shall not be liable to indemnify any person for any settlement of any such claim effected without your or its consent which consent shall not be unreasonably withheld. You shall not, without the consent of the Company, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. This indemnification obligation will be in addition to any primary liability that you or any Additional Agent might otherwise have.

         (c) If the indemnification provided for in this Section 7 is unavailable, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect not only the relative benefits received by the Company on one hand and you and the Additional Agents, if any, on the other from the offering, but also the relative fault of the Company on the one hand and you and the Additional Agents, if any, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you and the Additional Agents, if any, on the other, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company, bear to the total selling commissions received by you and the value of the Agent's Warrant issued to you pursuant to Section 4(h). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, you, or an Additional Agent, the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and whether a party breached a representation or warranty or covenant or agreement contained in this Agreement. The Company and you agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective representations and warranties of you and the Company as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of you, the Company, or any of the officers or directors of the Company or any controlling person, and shall survive delivery of and payment for the Shares for a period ending on the date two years subsequent to the Closing Date.

9. CONDITIONS OF YOUR OBLIGATIONS. Your obligations hereunder are subject to: (i) the accuracy in all material respects at and (except as otherwise stated herein) as of the date hereof, of the representations and warranties made by the Company in Section 2(a); (ii) the accuracy in all material respects at and (except as otherwise stated herein) as of the Closing Date, of the representations and warranties made by the Company in Section 2(b); (iii) the compliance in all material respects at and as of the Closing Date by the Company with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Date; and (iv) the following additional conditions:

         (a) You shall not have stated in writing prior to the Closing Date to the Company that any Exchange Act Document, or any amendment or supplement thereto contains an untrue statement of fact which, in your reasonable opinion, is material, or omits to state a fact which, in your reasonable opinion, is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b)      The Transactions shall have been consummated.

         (c) You shall have received a certificate, dated the Closing Date, on behalf of the Company by the Chief Executive Officer or the President and the Chief Financial or Accounting Officer of the Company to the effect that:

                  (i)      The  representations and warranties of the Company in
Section 2(b) are true and correct in all material respects at and as of the Closing Date, and the Company has complied with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii)     The Transactions have been consummated;

                  (iii) Between the date of this Agreement and the Closing Date, no litigation has been instituted or, to the knowledge of the Company, threatened against the Company; and

                  (iv) Between the date of this Agreement and the Closing Date, there has not been any material adverse change in the financial condition, business, or results of operations of the Company.

         (d) The Company shall have entered into the Registration Rights Agreement with the Purchasers.

         (e) The Company shall have prepared the Information Statement and be prepared to file it with the Commission as soon as practicable following the Closing, but in no event later than 10 days thereafter.

         (f) You shall have received from Stubbs Alderton & Markiles, LLP, counsel to the Company, an opinion, dated the Closing Date, with respect to such matters as SMH may request.

         (g) The Company shall have delivered a Voting Agreement executed by each of Keating Reverse Merger Fund, LLC, a Delaware limited liability company, Colin Dyne and Daniel S. Guez, substantially in the form attached to the Exchange Agreement as EXHIBIT A.

         (h) The Company shall have delivered a Lock-Up Agreement executed by Colin Dyne, substantially in the form attached hereto as EXHIBIT E, and Daniel
S. Guez, substantially in the form attached hereto as EXHIBIT F.

         (i) You shall have received such other documentation reasonably requested by you to effect the transactions contemplated herein.

         If any of the conditions provided for in this Section 9 shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by you by notifying the Company of such termination in writing at or prior to the Closing Date, but you shall be entitled to waive any of such conditions.

10. EFFECTIVE DATE. This Agreement shall become effective at 11:00 A.M., Houston time, on the date hereof (the "Effective Time").

11. TERMINATION. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 6, 7, and 8 and this Section 11. This Agreement may be terminated after the Effective Time by (a) the Company for any reason by notice to you and (b) you by notice to the Company (i) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market (collectively, the "Exchanges") shall have been suspended for longer than four consecutive hours or minimum or maximum prices shall have been established on either such exchange or stock market, or a banking moratorium shall have been declared by Texas or United States authorities (unless such suspension is made pending completion of the sale of the Shares, at which time, such suspension will be lifted); (ii) if at or prior to the Closing Date there shall have been a material escalation of hostilities between the United States and any foreign country (other than Iraq), or any other material insurrection or armed conflict involving the United States which, in your reasonable judgment, after consultation with the Company, makes it impracticable or inadvisable to offer or sell the Shares; or (iii) if there shall be any material litigation or regulatory action, pending or threatened against or involving the Company, which, in your reasonable judgment, after consultation with the

Company, makes it impracticable or inadvisable to offer or deliver the Shares on the terms contemplated by this Agreement.

         If, and only if, the Company terminates this Agreement after it becomes effective for any reason (other than your material failure to comply with your obligations under this Agreement or material breach of your representations and warranties) or the Offering fails to close because of the Company's breach of any representations or warranties contained in this Agreement or the Company's failure to fulfill its covenants and agreements contained in this Agreement, the Company shall pay you your actual out-of-pocket expenses incurred as provided in
Section 6 hereof.

12. AGREEMENT CONCERNING DISCLOSURE OF INFORMATION. You agree to treat confidentially any material nonpublic information that is furnished to you (or to parties acting on your behalf) by or on behalf of the Company (the "Information"). You agree that you will use the Information only for the purposes related to a determination of your willingness to act as non-exclusive selling agent pursuant to this Agreement, and that the Information will be kept confidential by you and your partners, members, managers, officers, directors, employees, agents, and other affiliates (collectively, the "Affiliates"), and your attorneys and accountants (collectively, the "Professionals"), and that you, such Affiliates, or Professionals will not disclose the Information to any investor or other person; provided, however, that the Information may be disclosed to (a) Affiliates and Professionals who need to know such Information for the purpose of evaluating or providing services in connection with you and your clients' investment in the Company; provided such parties agree to be bound by this undertaking, (b) to any federal or state regulatory agency and their employees, agents, and attorneys (collectively, "Regulators") for the purpose of making any filings with Regulators if disclosure of such Information is required by law (provided that you advise the Company in writing of the Information to be so disclosed within a reasonable time prior to such filing), and (c) any other person to which the Company consents in writing prior to any such disclosure.

         In the event that you are requested or required (by oral questions, documents, subpoena, civil investigation, demand, interrogatories, request for information, or other similar process) to disclose to any person or entity any information supplied to you, your Affiliates, or your Professionals in the course of their dealings with the Company or their respective representatives, you agree that you will provide the Company with prompt notice of such request(s) within a reasonable time prior to such disclosure so that the Company may seek an appropriate protective order and/or waiver of compliance with the provisions of this Agreement. It is further agreed that, if a protective order is not obtained, or a waiver is not granted hereunder, and you are nonetheless, in the written opinion of counsel, compelled to disclose information concerning the Company to any tribunal or else stand liable for contempt or suffer the censure or penalty, you may disclose such information to such tribunal without liability hereunder. Prior to making such disclosure, you shall deliver a written opinion of your counsel to the Company's counsel that disclosure is compelled by law. You will exercise your best efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Information.

13. NOTICES. All notices or other communications that are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as any party shall have furnished to the other parties in writing), and shall be deemed to have been delivered as of the date so delivered:

         If to the Company:            Daniel Guez
                                       Versatile Entertainment, Inc.
                                       145 East 36th Street
                                       Los Angeles, CA 90011
                                       (323) 232-2700
                                       (323) 232-2722 telecopy

                  WITH A COPY TO:

                                       Stubbs Alderton & Markiles, LLP
                                       15821 Ventura Boulevard, Suite 525
                                       Encino, CA 91436
                                       Attn: John McIvery, Esq.
                                       (818) 444-4502 telephone
                                       (818) 474-8602 telecopy

         If to you:                    Sanders Morris Harris Inc.
                                       333 S. Hope Street, Suite 2600
                                       Los Angeles, CA 90071
                                       Attn. Jonah Sulak
                                       (213) 253-2242 telephone
                                       (213) 253-2293 telecopy
                                       e-mail: jonah.sulak@smhgroup.com

                  WITH A COPY TO:
                                       Richardson & Patel LLP
                                       10900 Wilshire Boulevard, Suite 500
                                       Los Angeles, California 90024
                                       Attention: Mark Y. Abdou, Esq.
                                       (310) 208-1182 telephone
                                       (310) 208-1154 telecopy
                                       e-mail: mabdou@RichardsonPatel.com

14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon you, and Additional Agents, the Company, and their respective successors and legal representatives, except that neither the Company nor you may assign or transfer any of its or your rights or obligations under this Agreement without the prior written consent of the other; provided, however, that upon consummation of the Transactions, Parent shall assume all of the rights and obligations of the Company under this Agreement without the need for further consent of the parties. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the person or persons, if any, who control you or any Additional Agents within the meaning of Section 15 of the Securities Act, and your and any Additional Agent's indemnities shall also be for the benefit of each officer and director of the Company and the person or persons, if any, who control the Company within the meaning of Section 15 of the Securities Act.

15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of New York or the State of Texas or in the United States District Court for the Southern District of New York or the Southern District of Texas and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement. The prevailing party in any such litigation shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable attorney fees, incurred by the prevailing party.

                         [SIGNATURES ON FOLLOWING PAGE]

         If the foregoing correctly sets forth our understanding please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                    Very truly yours,

                                    BELLA ROSE, LLC



                                    By: /s/ Daniel S. Guez
                                        -------------------------
                                        Daniel S. Guez, Manager

                                    VERSATILE ENTERTAINMENT, INC.



                                    By: /s/ Daniel S. Guez
                                        -------------------------
                                        Daniel S. Guez, President


Accepted and delivered in Los Angeles,
California as of the date first above written

SANDERS MORRIS HARRIS INC.


By  /s/ Jonah Sulak
   -------------------------------------
    Jonah Sulak, Vice-President

                                    EXHIBIT A
                             SUBSCRIPTION AGREEMENT

                                    EXHIBIT B
                          REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT C
                             INVESTOR QUESTIONNAIRE

                                    EXHIBIT D
                                 AGENT'S WARRANT

                                    EXHIBIT E
                     FORM OF LOCK-UP AGREEMENT (COLIN DYNE)

                                    EXHIBIT F
                     FORM OF LOCK-UP AGREEMENT (DANIEL GUEZ)

                              DISCLOSURE SCHEDULES
                                       OF
                 BELLA ROSE, LLC, VERSATILE ENTERTAINMENT, INC.
                    AND CENTURY PACIFIC FINANCIAL CORPORATION
                                       TO
                          THE PLACEMENT AGENT AGREEMENT
                             DATED NOVEMBER___, 2005


Any capitalized terms used in these Schedules but not defined herein shall have the same meanings ascribed thereto in the Placement Agent Agreement (the "Agreement") by and among Bella Rose, LLC, ("Bella"), Versatile Entertainment, Inc., ("Versatile") and Sanders Morris Harris, Inc.

The headings contained in these Schedules are for reference purposes only and shall not affect in any way the meaning or interpretation of these Schedules. Nothing in these Schedules is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant unless clearly specified to the contrary herein. Disclosures made under the heading of one section may apply to, augment or qualify disclosures under all sections to which such disclosures reasonably relate. Inclusion of any item in these Schedules: (a) does not represent a determination that such item is material nor shall it be deemed to establish a standard of materiality, (b) does not represent a determination that such item did not arise in the ordinary course of business, (c) does not represent a determination that the transactions contemplated by the Agreement require the consent of third parties and (d) shall not constitute, or be deemed to be, an admission to any third party concerning such item.

                               SCHEDULE 2(a)(viii)

OUTSTANDING INTERESTS OF BELLA:

-------------------------------------------------------------------------------
NAME OF MEMBER                                    MEMBERSHIP INTEREST HELD
-------------------------------------------------------------------------------
Daniel Guez                                                  90%
-------------------------------------------------------------------------------
Fashionistas, LLC (Formerly known as
   FOADB Investors, LLC)                                     10%
-------------------------------------------------------------------------------
                           TOTAL:                           100%
-------------------------------------------------------------------------------


OUTSTANDING SECURITIES OF VERSATILE:

--------------------------------------------------------------------------------
NAME OF SHAREHOLDER                                                 NUMBER OF
                                                                    SHARES HELD
--------------------------------------------------------------------------------
Larry Dyne                                                             2.961
--------------------------------------------------------------------------------
Tom Nields                                                             0.550
--------------------------------------------------------------------------------
Darryn Barber                                                          0.529
--------------------------------------------------------------------------------
Francis Beal                                                           0.106
--------------------------------------------------------------------------------
Venture Group, LLC                                                     1.903
--------------------------------------------------------------------------------
Ronda Ferguson                                                         0.892
--------------------------------------------------------------------------------
Stubbs Alderton & Markiles, LLP                                        1.125
--------------------------------------------------------------------------------
Daniel Guez as Custodian for Isabella Guez UTMA of CA                  4.653
--------------------------------------------------------------------------------
Janine Epstein                                                         3.171
--------------------------------------------------------------------------------
Danny Guez                                                            37.176
--------------------------------------------------------------------------------
Dean Oakey                                                             1.480
--------------------------------------------------------------------------------
Colin Dyne                                                            35.454
--------------------------------------------------------------------------------
                                 TOTAL:                               90.000
--------------------------------------------------------------------------------

                                SCHEDULE 2(a)(xi)

BELLA:  None

VERSATILE:  None

                               SCHEDULE 2(a)(xiii)

BELLA:  None

VERSATILE:  None

                               SCHEDULE 2(a)(xiv)

BELLA:  None

VERSATILE:  None

                                SCHEDULE 2(a)(xv)

BELLA:  None

VERSATILE: None

                               SCHEDULE 2(a)(xvi)

BELLA:  None

VERSATILE:  Versatile has a Medical Plan for its employees.

                               SCHEDULE 2(a)(xvii)

BELLA:  None

VERSATILE:  None

                              SCHEDULE 2(a)(xviii)

BELLA:  None

VERSATILE:  None

                               SCHEDULE 2(a)(xix)

BELLA:

1. Pursuant to a Factoring Agreement dated October 12, 2005, between Bella and FTC Commercial Corp., Bella granted FTC a security interest in certain of its assets.

2.       Bella pays $600 per month for showroom participation in Los Angeles.

VERSATILE:

1. Versatile entered into a lease agreement with Ofer and Eitan Kashanian on September 30, 2005. The lease is for the rental of a 38,500 square foot industrial building at 150 West Jefferson Boulevard in Los Angeles for a base rent of $23,485 per month. The lease commences on January 1, 2006, but includes an optional early possession date of October 15, 2005. The lease terminates December 31, 2008, but includes an option to extend the lease 36 months.

3. Pursuant to a Factoring Agreement dated October 14, 2004, between Versatile and FTC Commercial Corp. and Amendment No. 1 to the Factoring Agreement dated September 30, 2005, Versatile granted FTC a security interest in certain of its assets.

4.       Versatile  pays  $600  per  month  for  showroom  participation  in Los
         Angeles.

                                SCHEDULE 2(a)(xx)

BELLA:  None

VERSATILE:  None

                               SCHEDULE 2(a)(xxi)

BELLA:  None

VERSATILE:  None

                               SCHEDULE 2(a)(xxii)

BELLA:  None

VERSATILE:  None

                              SCHEDULE 2(a)(xxiii)

(d)  Versatile:  None
         Bella:  None

(e)
Pursuant to a Factoring Agreement dated October 14, 2004, between Versatile and FTC Commercial Corp. and Amendment No. 1 to the Factoring Agreement dated September 30, 2005, Versatile granted FTC a security interest in certain of its assets, including intellectual property rights.

Pursuant to a Factoring Agreement dated October 12, 2005, between Bella and FTC Commercial Corp., Bella granted FTC a security interest in certain of its assets, including intellectual property rights.

(g)  Trademark Rights Owned by Bella:  None

Trademark Rights Owned by Versatile:

      NAME OF MARK                 JURISDICTION
      ---------------------------- ---------------------------------------------
      William Rast                 Australia
      ---------------------------- ---------------------------------------------
                                   Canada
      ---------------------------- ---------------------------------------------
                                   European Community
      ---------------------------- ---------------------------------------------
                                   Japan
      ---------------------------- ---------------------------------------------
                                   Republic of Korea
      ---------------------------- ---------------------------------------------
                                    Mexico
      ---------------------------- ---------------------------------------------
                                   United States of America
      ---------------------------- ---------------------------------------------

      ---------------------------- ---------------------------------------------
      People's Liberation          Australia
      ---------------------------- ---------------------------------------------
                                   Canada
      ---------------------------- ---------------------------------------------
                                   European Community
      ---------------------------- ---------------------------------------------
                                   Japan
       ---------------------------- --------------------------------------------
                                   Mexico
      ---------------------------- ---------------------------------------------
                                   United States of America
      ---------------------------- ---------------------------------------------

      ---------------------------- ---------------------------------------------
      Adept                        Canada
      ---------------------------- ---------------------------------------------
                                   United States of America
      ---------------------------- ---------------------------------------------

      ---------------------------- ---------------------------------------------
      DW                           United States of America
      ---------------------------- ---------------------------------------------

      ---------------------------- ---------------------------------------------
      Dirty Wear                   United States of America
      ---------------------------- ---------------------------------------------

                               SCHEDULE 2(a)(xxiv)

1)       On May 16, 2005, Paul Guez loaned Versatile $75,000

2)
(a) The Factoring Agreement dated October 14, 2004, between Versatile and FTC Commercial Corp., as amended on September 30, 2005, is secured by a personal guarantee of Mr. Daniel Guez.

(b) The Factoring Agreement dated October 12, 2005, between Bella and FTC Commercial Corp. is secured by a personal guarantee of Mr. Daniel Guez.

3)
(a) BELLA ROSE IS PARTY TO A COMMISSION AGREEMENT WITH MK SPORTSWEAR DATED JULY 29, 2004.

(b) VERSATILE IS PARTY TO AN IMPORT/DISTRIBUTION AGREEMENT WITH U INTERNATIONAL OFFICE DATED AUGUST 23, 2005. PURSUANT TO THE AGREEMENT, U INTERNATIONAL OFFICE GUARANTEES TO VERSATILE THAT BY THE END OF THE 2006 CALENDAR YEAR, IT SHALL HAVE DELIVERED PURCHASE ORDERS TO VERSATILE WITH A TOTAL PURCHASE ORDER VALUE OF NO LESS THAN $500,000. IF THE PURCHASE ORDER VALUE FOR 2006 IS LESS THAN $500,000, U INTERNATIONAL OFFICE SHALL PAY VERSATILE THE DIFFERENCE BY JANUARY 31, 2007.

(c) Bella Rose entered into an apparel brand agreement with an entity owned by Justin Timberlake. Pursuant to the terms of the agreement, Bella Rose has the exclusive right to manufacture clothing and accessories under the William Rast tradename. Mr. Timberlake's entity will receive the greater of 50% of the net profits of the William Rast apparel line or 6% of net sales, with Bella Rose to receive the remaining profits. Under the terms of the agreement, Bella Rose will manage the joint venture, and is responsible for funding the cost of the venture.

8)
(a) VERSATILE ENTERED INTO A LEASE AGREEMENT WITH OFER AND EITAN KASHANIAN ON SEPTEMBER 30, 2005. THE LEASE IS FOR THE RENTAL OF A 38,500 SQUARE FOOT INDUSTRIAL BUILDING AT 150 WEST JEFFERSON BOULEVARD IN LOS ANGELES FOR A BASE RENT OF $23,485 PER MONTH. THE LEASE COMMENCES ON JANUARY 1, 2006, BUT INCLUDES AN OPTIONAL EARLY POSSESSION DATE OF OCTOBER 15, 2005. THE LEASE TERMINATES DECEMBER 31, 2008, BUT INCLUDES AN OPTION TO EXTEND THE LEASE 36 MONTHS.

(b) Bella Rose is party to a Commission agreement with MK Sportswear dated July 29, 2004, pursuant to which Bella pays $600 for showroom participation in Los Angeles.

                               SCHEDULE 2(a)(xxv)


Versatile has an insurance policy with Hartford Casualty Insurance Company dated June 3, 2005 and expiring on June 3, 2006. The policy covers commercial property, commercial general liability, and commercial umbrella liability.

                               SCHEDULE 2(b)(iii)

None

                                SCHEDULE 2(b)(vi)

None

                               SCHEDULE 2(b)(vii)

None

                                SCHEDULE 2(b)(ix)

None

                               SCHEDULE 2(b)(xiii)

None